                                                               November 1, 2002

[Photo]



Dear Shareholder:

                                 IMPORTANT NEWS

   On October 25, 2002, the board of directors of The Zweig Fund, Inc. announced my wish to relinquish my role as chairman of the board and officer of the Fund as of November 30. However, Zweig Consulting Group and I will continue to provide sub-advisory services, including asset allocation advice to the Fund, and I will continue to write the quarterly letter.

   Philip R. McLoughlin, former chief executive officer of Phoenix Investment Partners, Ltd., will become chairman of the Fund effective November 30. Mr. McLoughlin serves on the boards of over 40 funds advised by affiliates of Phoenix Investment Partners, which acquired the Zweig closed-end funds in 1999.

   I've been working closely with Phil McLoughlin and Phoenix for close to four years. I feel it is now time to turn the administration of the Fund to Phil McLoughlin's capable leadership, especially since I prefer to concentrate on market and economic analysis, and on the asset allocation of the Fund, which I will continue to do, just as I have for the past 16 years.

--------
/1/ The Standard & Poor's 500 Index is a commonly used measure of stock market total-return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

The Zweig Fund's net asset value decreased 14.07% during the three months ended September 30, 2002, including the $0.165 distribution paid on July 26, 2002. During the same period, the Standard & Poor's 500 Index declined 17.28%, including dividends./1/ The Fund's equity exposure during the third quarter averaged approximately 77%.

   For the nine months ended September 30, 2002, the Fund's net asset value decreased 26.00%, including $0.554 in distributions. During this span, the Standard & Poor's 500 Index declined 28.16%, including dividends. Our average equity exposure for this period was 85%.

   It's good that we beat the market for the quarter and the nine months, but it's not much of a victory. I don't like losing that kind of money. What happened is that the traditional indicators which I looked at just were not working. The two biggest failures that occurred in this market are worth pondering for their implications.

   First, by March of last year, the Fed had cut rates for the third time. I consider a total of three cuts to be significant as long as the money supply is increasing. This has happened several times in the past. If you had held for 18 months--and this would have taken us through September of this year--the average return for these cases was a gain of 39.3% in the S&P 500. This time we were down 26.1%! The old adage--don't fight the Fed--didn't hold true.

   Secondly, we have a long history of what happens to the market after a recession such as we had last year. Gross domestic product was negative for the first three quarters last year. The fourth-quarter GDP was up 2.7%, and the first two quarters of this year were also positive. So the recession was over some time last year--let's say October. Historically, the market does extremely well in the last three months of a recession and in the 12 months after it ends. Going back through 21 recessions over a 100-year period, the market has never gone down through that 15-month span. The average market gain was 35.9% for these 15 months. Yet, this time we were down 21.7%!

   What's going on here? Our regular sentiment indicators that measure pessimism and optimism, our price/earnings ratios, the short selling data and other indicators were generally positive. The market went down anyway. Breaking with all historical patterns, this market isn't like any other post-war bear market. That's why we are still holding over 20% in cash, which, incidentally, is more than what is held by most mutual funds. However, in retrospect, it wasn't enough cash.

                             DISTRIBUTION DECLARED

   On September 16, 2002, the Fund announced a distribution of $0.144 payable on October 28, 2002 to shareholders of record on October 9, 2002. Including this distribution, our total payout since the Fund's inception is now $17.428.

                                 MARKET COMMENT

   The third quarter was dismal for stocks. Following a drop of 17.9%, the sharpest decline since the fourth quarter of 1987, the Dow Jones Industrial Average closed at a four-year low./2/ The S&P 500 Index was down 17.3% for the quarter, while the Nasdaq Composite Index fell 19.9%./3/ For the first nine months of 2002, the Dow was off 24%; the S&P 500 Index, 28%; and the Nasdaq, 40%.

   The fact that investors lost confidence in the integrity of the market was a big factor for the weakness. The accounting scandals and the frauds at Enron and other companies shocked people. Almost every day another company was fingered, and executives marched off in handcuffs. Who would have thought that Arthur Andersen, one of the biggest accounting firms, would be disgraced and put out of business? There had been a perception by the public at large--but not by me--that the announced earnings were reasonably accurate. Now, with good reason, there is skepticism about reports of stock option calculations, pro forma and operating earnings, write-offs and assorted accounting gimmicks. In this vein, one large technology company recently reported the sixteenth consecutive quarter in which it had non-recurring charges, which, apparently, keep recurring.

--------
/2/ The Dow Jones Industrial Average is a commonly used measure of stock market total-return performance.
/3/ The Nasdaq Composite Index is a commonly used measure of technology-oriented stock total-return performance.
 The indexes are unmanaged, do not reflect management fees and are not available for direct investment.


   It is significant that a record $51.1 billion was redeemed from stock mutual funds in the third quarter through September 20, including $40.1 billion in July alone. Sometimes, in the short run, when redemptions are very heavy, it reflects a panic and a market bottom. The trouble is you don't know when the redemptions will end.

   For the first time since 1988-89, the industry is experiencing net redemptions on a rolling 12-month basis. I went back historically and found that when we had net redemptions on a smoothed out basis--not just for a single month--the market had gone down 2.2% a year. When we have had net sales, the market has gone up 12% a year.

   If the redemptions stop suddenly, that's fine. It means the panic is over. If the redemptions continue, it does not bode well for the market. We went through such a period from 1971 to 1981. During that time, except for a few months near the 1974 market bottom, we were constantly in net redemptions. Basically, the market had two really big bear markets in that span and wound up flat. But, if you adjust the figures for inflation, it was a huge meltdown.

   So, it isn't great if we continue to see net redemptions, which is a possibility. The public's confidence has been wrecked by the previously mentioned scandals and the economic losses suffered by investors. On average, all the money invested in U.S. equities since 1990 is under water. That's because people invested a lot more money near the top than near the bottom.

   Net direct foreign equity investments in the U.S. dipped to $8.6 billion in the second quarter, the lowest figure since 1995. It brought the six-month figure to $19.6 billion, well below the pace that resulted in $108 billion in 2001 and $246 billion in 2000. These numbers are interesting because foreigners tend to be wrong on our markets. They are more remote, come in late, stay too long and, on average, buy and sell at the wrong times.

   Let's examine the last 14 bear markets through 1942, which is as far back as I have foreign investment data. In 11 of these markets, the foreigners were net sellers at or near market bottoms. Only three times were they buyers. While the latest figures show a decline in foreign buying, they have never bought this much at a market bottom relative to market capitalization or gross domestic product. That's why I think this indicator is still not in good shape.

   Another indicator I watch is margin debt, which fell to $132.8 billion in August, down 2.47% from July and the lowest monthly total since October 1998. Since the end of 2001, margin debt is down 11.73%. That's the good news. The other good news is that there is less margin debt now than there is cash in credit balances at brokerage firms. The really bad news occurs when we look at the last 17 bear markets to see how margin debt stacked up next to market capitalization at or near those bottoms. And, the number we have today is worse than at any bear market bottom except one back in 1932. At that time, margin was not regulated and used far more liberally. It is also the second worse if you take margin debt relative to GDP. The only one worse would be the 1998 bottom and that was during the bubble period. Even the 1932 figure is better than today's. So, margin debt has to come down further if it is to mark a good market bottom.

   Some analysts have said that the estimated $900 billion increase in housing-related wealth so far this year, the largest spurt in 13 years, could bring money into the stock market, but I see it as somewhat of a negative. In fact, I have heard of people selling stock to buy houses, which they see as a more tangible asset. Many of those financing are spending the extra money to refurbish their homes, buying furniture, cars, and other products. That can help the economy in the short run, but it is very dangerous because the equity percentage of homebuyers is now the lowest it has been in the post-war period.

   There is more leverage involved in home ownership than we have seen in the last 50 or 60 years. That is not sustainable in the long run. At some point, everyone will have refinanced and that's the end of the ball game. Despite the slump in the economy and the devastating drop in the stock market, housing prices have climbed to levels indicating a possible bubble. If the bubble breaks and prices come down, many people will see the equity in their homes wiped out. That's why I see a lot of risk in the housing market right now.

   I am not very excited by the recent news that S&P expects dividends in its 500 Index to rise at least 2% this year after declines of 2.5% in 2001 and 3.3% in 2000, the first back-to-back declines since 1970-71. The dividend yields are ridiculously low, especially in the S&P. Recently, they were running not much over 2%. That compares with dividend yields in excess of 6% during the 1974 and 1982 market bottoms.

   Some people argue that companies are better off buying in their stock than paying dividends. Companies that did that wasted an awful lot of money buying in their stock at high prices. I have no problem with companies buying in stock after it gets mangled. However, paying 1999, 2000, and 2001 prices to buy stock is crazy.

The stockholders would be better off receiving dividends even with the double taxation. Double taxation is a big argument against paying dividends but a great deal of money in the market is not double-taxed if it is in 401(k)s, Keoghs, IRAs, and pension plans. With dividends so low, the 2% increase doesn't even register. We have a long way to go on that one.

   We also have a long way to go on comments from investment advisors who are still 51% bullish (on a 10-week smoothed basis). That compares with only 36% bullish at the bear market bottoms in the last 40 years or so. The same holds true for Wall Street strategists. In general, they are very optimistic and, historically, more pessimism would be a plus.

   I don't think we will see a significant improvement in market sentiment until we wash out the excesses of the bubble. Remember, the bubble wasn't just Internet stocks. It also included stocks in general and consumer and corporate debt. We have over-indulged. Now we have debt hangover, an over-capacity hangover, and the problem of low labor costs from around the world with relatively free trade. In effect, we are importing deflation. When you couple that with excessive debt, it is a tough situation that I am really worried about.

   Among other market factors, pessimism is at a level you might see halfway down in a bear market. The Fed has loosened, cutting 11 times, and the money supply is growing. The flip side is that corporations have a much tougher time getting financing through the junk bond market, and many can't get it by stock offerings. Accounting scandals are a major reason why the capital markets have dried up. Banks and accounting firms have become more conservative in the way they structure deals.

   Since these financial concerns somewhat offset the Fed actions, my monetary model is bullish on the surface but I'm not sure how deep the reading is. My sentiment indicators are also bullish on the surface, but when you are this far into a major bear market, they should be better. We had a tremendous sell-off in the last two quarters. Snapping back like a rubber band pulled back and released, we had a pretty big rally in mid-October as of this writing. I don't know whether it is the start of a major rally. If I were sure, we would be fully invested. Meanwhile, I would describe my present market posture as cautious.

                             PORTFOLIO COMPOSITION

   Our leading industry groups at the end of the third quarter included financial services, health care, consumer products and services, technology, media, and energy. With the exception of media, where we added new names and increased positions in previously held companies, all of the above groups appeared in our June 30 listing. In retailing, which was in our previous listing, we sold out some positions and trimmed others. We added to our holdings in health care and consumer products and services and decreased our positions in the energy area.

   Some of our largest individual holdings include Bank of America, Microsoft, Wells Fargo, Johnson & Johnson, General Electric, Pfizer, Procter & Gamble, UnitedHealth Group, IBM, and Wal-Mart. New to this listing are UnitedHealth Group and IBM, where we added to our positions. No longer in this listing are Citigroup, in which we trimmed our holdings, and Pepsi, which declined in value.

                Sincerely,

                                                    [GRAPHIC]


                Martin E. Zweig, Ph.D.
                Chairman

                             THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS

                              September 30, 2002
                                  (Unaudited)

                                                Number of
                                                 Shares        Value
                                                ---------   ------------
         COMMON STOCKS                  77.53%
         AEROSPACE & AIR TRANSPORT       2.81%
            Boeing Co.......................     121,500    $  4,146,795
            Northrop Grumman Corp...........      17,500       2,170,700
            Raytheon Co.....................      51,000       1,494,300
            United Technologies Corp........      58,100       3,282,069
                                                            ------------
                                                              11,093,864
                                                            ------------
         BUILDING & FOREST PRODUCTS      1.43%
            International Paper Co..........      54,700       1,826,433
            Masco Corp......................     104,000       2,033,200
            Smurfit-Stone Container Corp....     141,000(a)    1,772,370
                                                            ------------
                                                               5,632,003
                                                            ------------
         CHEMICALS                       0.64%
            E. I. du Pont de Nemours & Co...      69,900       2,521,293
                                                            ------------
         COMMERCIAL SERVICES             1.32%
            Cendant Corp....................     170,000(a)    1,829,200
            First Data Corp.................     121,200       3,387,540
                                                            ------------
                                                               5,216,740
                                                            ------------
         CONSUMER PRODUCTS & SERVICES    9.06%
            Anheuser-Busch Cos., Inc........     121,500       6,147,900
            Avon Products, Inc..............      39,000       1,797,900
            Black & Decker Corp.............      52,800       2,213,904
            Coca-Cola Co....................     107,000       5,131,720
            Kimberly-Clark Corp.............      92,000       5,210,880
            PepsiCo, Inc....................     141,200       5,217,340
            Procter & Gamble Co.............      88,500       7,910,130
            Unilever NV, ADR................      35,000       2,080,750
                                                            ------------
                                                              35,710,524
                                                            ------------
         FINANCE -- FINANCIAL SERVICES  15.42%
            Allstate Corp...................     121,500       4,319,325
            American Express Co.............      69,400       2,163,892
            American International Group, Inc.    89,100       4,873,770
            Bank of America Corp............     148,700       9,487,060
            Citigroup, Inc..................     206,800       6,131,620
            Fannie Mae......................      87,100       5,185,934

                       See notes to financial statements

                                                    Number of
                                                     Shares        Value
                                                    ---------   ------------
   FINANCE -- FINANCIAL SERVICES (CONTINUED)
      Freddie Mac...............................      87,200    $  4,874,480
      Household International, Inc..............      52,100       1,474,951
      John Hancock Financial Services, Inc......      70,000       1,946,000
      Lehman Brothers Holdings, Inc.............      73,000       3,580,650
      Merrill Lynch & Co., Inc..................      56,000       1,845,200
      Morgan Stanley............................      72,900       2,469,852
      Washington Mutual, Inc....................     105,000       3,304,350
      Wells Fargo & Co..........................     189,200       9,111,872
                                                                ------------
                                                                  60,768,956
                                                                ------------
   FOOD, BEVERAGES, TOBACCO                   1.11%
      Kraft Foods, Inc., Class A................     119,500       4,356,970
                                                                ------------
   HEALTH CARE                               14.33%
      AmerisourceBergen Corp....................      53,200       3,799,544
      Amgen, Inc................................      75,000(a)    3,127,500
      Cardinal Health, Inc......................      52,900       3,290,380
      Eli Lilly & Co............................      39,000       2,158,260
      Forest Laboratories, Inc..................      42,000(a)    3,444,420
      Johnson & Johnson.........................     155,100       8,387,808
      MedImmune, Inc............................      51,100(a)    1,069,012
      Medtronic, Inc............................      52,500       2,211,300
      Pfizer, Inc...............................     266,600       7,736,732
      St. Jude Medical, Inc.....................      52,500       1,874,250
      Tenet Healthcare Corp.....................     139,500(a)    6,905,250
      Triad Hospitals, Inc......................      70,000       2,656,500
      UnitedHealth Group, Inc...................      87,000       7,588,140
      Wyeth.....................................      70,000       2,226,000
                                                                ------------
                                                                  56,475,096
                                                                ------------
   INVESTMENT COMPANIES                       0.36%
      S&P 500 Index Fund........................      17,500       1,431,325
                                                                ------------
   MANUFACTURING                              3.46%
      General Electric Co.......................     310,300       7,648,895
      Pitney Bowes, Inc.........................      84,800       2,585,552
      SPX Corp..................................      33,800       3,410,420
                                                                ------------
                                                                  13,644,867
                                                                ------------
   MEDIA                                      5.37%
      AOL Time Warner, Inc......................     154,500(a)    1,807,650
      Clear Channel Communications, Inc.........      68,000(a)    2,363,000
      Comcast Corp., Class A....................      73,900(a)    1,541,554
      Gannett Co., Inc..........................      70,000       5,052,600
      McGraw-Hill Cos., Inc.....................      52,400       3,207,928

                       See notes to financial statements

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
             MEDIA (CONTINUED)
                Tribune Co........................      70,000    $  2,926,700
                Viacom, Inc., Class B.............      52,500       2,128,875
                Walt Disney Co....................     140,500       2,127,170
                                                                  ------------
                                                                    21,155,477
                                                                  ------------
             METALS -- NONFERROUS          0.56%
                Barrick Gold Corp.................     140,500       2,184,775
                                                                  ------------
             OIL & OIL-GAS DRILLING        4.31%
                Anadarko Petroleum Corp...........      51,000       2,271,540
                ChevronTexaco Corp................      38,900       2,693,825
                ConocoPhillips....................      34,000       1,572,160
                Exxon Mobil Corp..................     158,300       5,049,770
                Occidental Petroleum Corp.........     104,000       2,951,520
                Talisman Energy, Inc..............      61,200       2,454,120
                                                                  ------------
                                                                    16,992,935
                                                                  ------------
             RESTAURANTS                   0.66%
                McDonald's Corp...................      69,200       1,222,072
                Wendy's International, Inc........      41,300       1,367,443
                                                                  ------------
                                                                     2,589,515
                                                                  ------------
             RETAILING                     3.79%
                CVS Corp..........................      70,000       1,774,500
                Kroger Co.........................      70,000         987,000
                Lowe's Cos., Inc..................     105,900       4,384,260
                Reebok International Ltd..........      69,300(a)    1,735,965
                Wal-Mart Stores, Inc..............     123,000       6,056,520
                                                                  ------------
                                                                    14,938,245
                                                                  ------------
             TECHNOLOGY                    8.96%
                Agilent Technologies, Inc.........      87,500(a)    1,142,750
                Applied Materials, Inc............     137,800(a)    1,591,590
                Cisco Systems, Inc................     283,200(a)    2,967,936
                Dell Computer Corp................     173,100(a)    4,069,581
                EMC Corp..........................      86,300(a)      394,391
                Hewlett-Packard Co................      95,000       1,108,650
                Intel Corp........................     294,400       4,089,216
                International Business Machines Corp.   91,000       5,313,490
                Micron Technology, Inc............      68,000(a)      841,160
                Microsoft Corp....................     206,200(a)    9,019,188
                Motorola, Inc.....................      84,800         863,264
                Nokia Corp., ADR..................      73,200         969,900
                Oracle Corp.......................     170,300(a)    1,338,558
                Siebel Systems, Inc...............      68,200(a)      392,150

                       See notes to financial statements

                                                                               Number of
                                                                                Shares          Value
                                                                             -----------     ------------
TECHNOLOGY (CONTINUED)
   Sun Microsystems, Inc.................................................         85,300(a)  $    220,927
   Texas Instruments, Inc................................................         68,000        1,004,360
                                                                                             ------------
                                                                                               35,327,111
                                                                                             ------------
TELECOMMUNICATIONS                                                   2.24%
   AT&T Corp.............................................................        274,100        3,291,941
   BellSouth Corp........................................................        103,300        1,896,588
   CenturyTel, Inc.......................................................         70,000        1,570,100
   SBC Communications, Inc...............................................        103,400        2,078,340
                                                                                             ------------
                                                                                                8,836,969
                                                                                             ------------
UTILITIES -- ELECTRIC & GAS                                          1.70%
   DTE Energy Co.........................................................         35,000        1,424,500
   Entergy Corp..........................................................         53,000        2,204,800
   TXU Corp..............................................................         73,200        3,053,172
                                                                                             ------------
                                                                                                6,682,472
                                                                                             ------------
       Total Common Stocks...........................................                         305,559,137
                                                                                             ------------

                                                                               Principal
                                                                                Amount
                                                                             -----------
SHORT-TERM INVESTMENTS                                              22.33%
   Bayer, 1.97%, 10/01/02................................................    $19,500,000       19,500,000
   BMW US Capital LLC, 1.97%, 10/01/02...................................     19,500,000       19,500,000
   Deluxe Corp., 1.98%, 10/01/02.........................................      9,500,000        9,500,000
   New York Life, 1.74%, 10/01/02........................................     20,000,000       20,000,000
   UBS Financial Corp., 2.00%, 10/01/02..................................     19,500,000       19,500,000
                                                                                             ------------
       Total Short-Term Investments..................................................          88,000,000
                                                                                             ------------
       Total Investments -- 99.86%...................................................         393,559,137
       Cash and Other Assets Less Liabilities -- 0.14%...............................             560,109
                                                                                             ------------
       Net Assets (Equivalent to $5.38 per share based on 73,233,013 shares of capital
         stock outstanding) -- 100%..................................................        $394,119,246
                                                                                             ============

--------
   (a) Non-income producing security.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2002
                                  (Unaudited)

                                                                                      Net Asset Value
                                                               Total Net Assets         per share+
                                                         ---------------------------  --------------
Beginning of period: December 31, 2001..................                $489,261,310          $ 7.96
   Net investment income................................ $     461,581                $ 0.01
   Net realized and unrealized loss on investments......  (132,790,599)                (2.04)
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................      (461,581)                (0.01)
   Tax return of capital................................   (35,599,797)                (0.54)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................     6,178,332                    --
   Net proceeds from the sale of shares during rights
     offering/effect on net asset value as result of
     rights offering....................................    67,070,000                    --
                                                         -------------                ------
   Net decrease in net assets/net asset value...........                 (95,142,064)          (2.58)
                                                                        ------------          ------
End of period: September 30, 2002.......................                $394,119,246          $ 5.38
                                                                        ============          ======

--------
+ Per share data is being calculated using the average share method.

--------------------------------------------------------------------------------
                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Philip R. McLoughlin
Vice Chairman

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten, Muchin, Zavis & Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1375                                                              4902-3Q-02

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.

      September 30, 2002


                                    [GRAPHIC]